Summary Prospectus, Statutory Prospectus and Statement of Additional Information Supplement dated June 5, 2020
The purpose of this supplement is to provide you with notice of a change to the current Prospectuses and Statement of Additional Information (“SAI”) for Invesco Emerging Markets Select Equity Fund (the “Fund”), a series of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). You should read this supplement carefully in conjunction with the Summary Prospectus, Statutory Prospectus and SAI and retain it for future reference.
On June 3, 2020, the Board of Trustees of the Trust approved a change in the Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and the elimination of a related fundamental investment restriction (the “Proposal”). The Proposal requires approval by the shareholders of the Fund and will be submitted to shareholders at a special meeting to be held on September 22, 2020 (the “Meeting”).
It is anticipated that in July 2020, shareholders of the Fund will receive a proxy statement requesting their votes on the Proposal and any other matters which may arise at the Meeting. If the Proposal is successful, the change is expected to occur in September 2020 and the Fund’s Prospectuses and SAI will be updated accordingly.

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